UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 21, 2012

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On May 21, 2012, the Compensation Committee of the Board of Directors of Diodes Incorporated (the “Company”), in connection with its annual review of executive compensation, (i) determined the base salaries of the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers effective June 1, 2012 (collectively, the “NEOs”) and (ii) granted non-qualified stock options (“NQSOs”) and restricted stock units (“RSUs”) to such NEOs as follows:

Name and Position	Base Salary	NQSOs (1)	RSUs (1)
Dr. Keh-Shew Lu President and Chief Executive Officer	$421,000	196,000	9,000

Richard D. White Chief Financial Officer, Secretary and Treasurer	$219,500	38,500	11,000

Mark A. King Senior Vice President, Sales and Marketing	$252,300	38,500	10,000

Joseph Liu Senior Vice President, Operations	$258,000	17,000	6,000

Edmund Tang Vice President, Corporate Administration	$211,100	35,300	10,000

(1)	The NQSOs and RSUs were granted on May 21, 2012. Such NQSOs are first exercisable, and such RSUs will vest, in four equal annual installments, commencing May 26, 2013 and continuing thereafter on the following three anniversary dates of the first vesting date. The exercise price of the NQSOs is $19.27, which is the closing price of the Company’s common stock on May 21, 2012.

Board Compensation

On May 21, 2012, the Compensation Committee, in connection with its annual review of Board compensation, determined that Board compensation would remain unchanged. For 2012, (i) the annual cash retainer for each non-employee director would be $80,000; (ii) the additional annual cash retainer for the chairman and all other members of the Audit Committee would be $20,000 and $10,000, respectively; and (iii) the annual awards of RSUs to the Chairman of the Board, the Vice Chairman of the Board and all other non-employee directors would be 21,500, 14,700 and 4,300 shares, respectively. The RSUs for 2012 were granted on May 21, 2012 and will vest in four equal annual installments, commencing May 26, 2013 and continuing thereafter on the following three anniversary dates of the first vesting date. There will be no other payments for any director activities, except for reimbursement for all costs and expenses incurred for attendance at Board of Directors’ meetings. The Board of Directors of the Company, however, may modify such compensation for each director in the future.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 21, 2012, the Board of Directors adopted amendments to the bylaws of the Company (the “Bylaws”). The following is a summary of the amendments, which is qualified in its entirety by reference to the amended form of the Bylaws filed as Exhibit 3.1 hereto.

The Board of Directors adopted a new Article I, Section 7, Notice of Stockholder Business and Nominations, which relates to advance notice requirements for stockholder proposals and nominations submitted at the Company’s annual and special meetings of stockholders. New Article I, Section 7 establishes disclosure requirements and other procedures applicable to stockholders intending to bring proposals and nominations before a meeting of stockholders, including informational requirements relating to the stockholder making the proposal or nomination (and the beneficial owner, if any, on whose behalf the proposal or nomination is being made), the proposal, if any, to be brought before the meeting, and the nominee, if any, submitted for election to our Board. New Article I, Section 7 also establishes a time period in which notice must be delivered to the Company and gives the chairman of the meeting the authority to determine whether such proposal or nomination was properly brought before the meeting. Generally, a stockholder must deliver his notice of any proposal or nomination that such stockholder intends to bring before an annual meeting of stockholders no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided that, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Additionally, new Article I, Section 7 requires that the stockholder making the proposal or nomination (or a qualified representative of the stockholder) appear at the meeting to present the proposal or nomination.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

The Company submitted to a vote of its security holders at its 2012 annual meeting of stockholders on May 22, 2012 the following matters: (1) the election of seven persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) an advisory vote to approve executive compensation; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

1. Election of Directors

The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board of Directors of the Company are as follows:

C.H. Chen	For:	37,652,768
	Withheld:	3,766,828
	Broker Non-Votes:	3,098,722

Michael R. Giordano	For:	40,540,045
	Withheld:	879,551
	Broker Non-Votes:	3,098,722

L.P. Hsu	For:	39,347,435
	Withheld:	2,072,161
	Broker Non-Votes:	3,098,722

Keh-Shew Lu	For:	39,823,759
	Withheld:	1,595,837
	Broker Non-Votes:	3,098,722

Raymond Soong	For:	35,552,095
	Withheld:	5,867,501
	Broker Non-Votes:	3,098,722

John M. Stich	For:	39,717,572
	Withheld:	1,702,024
	Broker Non-Votes:	3,098,722

Michael K.C. Tsai	For:	39,077,805
	Withheld:	2,341,791
	Broker Non-Votes:	3,098,722

2. Advisory Vote on Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the advisory vote to approve executive compensation are as follows:

For:	28,439,842
Against:	11,190,926
Abstain:	1,788,828
Broker Non-Votes:	3,098,722

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 are as follows:

For:	43,904,701
Against:	578,149
Abstain:	35,468
Broker Non-Votes:	0

Item 7.01	Regulation FD Disclosure.

On May 22, 2012, the Company held its 2012 annual meeting of stockholders. A copy of the presentation slides for the 2012 annual meeting of stockholders is furnished herewith as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

In the foregoing presentation, the Company utilized financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purpose. The Company believes that its stockholders should have access to, and that it is obligated to provide, the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Exhibit 99.1 to the Company’s Form 8-K, filed on May 8, 2012, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders and tables that reconcile the non-GAAP financial measures utilized to GAAP financial measures.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the accompanying slides attached as Exhibit 99.1 to this Report, the matters set forth therein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as may be detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

Director Resignation Policy

On and effective March 20, 2012, the Board of Directors has amended the Company’s Corporate Governance Guidelines to include a Director Resignation Policy that can be found at Company’s corporate website at “Investors-Corporate Governance-Corporate Governance Guidelines.”

A copy of the Director Resignation Policy is filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended Bylaws of Diodes Incorporated

99.1	Presentation slides for the 2012 annual meeting of stockholders

99.2	Director Resignation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2012	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

3.1	Amended Bylaws of Diodes Incorporated

99.1	Presentation slides for the 2012 annual meeting of stockholders

99.2	Director Resignation Policy